Exhibit 10.2

ALLIED ESPORTS ENTERTAINMENT, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

This NON-QUALIFIED Stock Option Agreement (“Agreement”) is made and entered into as of September 20, 2019 (the “Execution Date”), by and between Allied Esports Entertainment, Inc., a Delaware corporation (the “Company”), and _______________________ (“Director”).

Background

A.       Director is a member of the Board of Directors of the Company (the “Board”);

B.       The Company has adopted the 2019 Equity Incentive Plan (the “Plan”) under which shares of common stock of the Company have been reserved for issuance;

C.       As consideration for Director serving on the Board, the Company agrees to issue Director non-qualified stock options as defined herein; and

D.       Director and the Company desire to enter into this Agreement for the granting of non-qualified stock options as described in the Plan.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1.       Incorporation by Reference. The terms and conditions of the Plan are hereby incorporated herein and made a part hereof by reference as if set forth in full. In the event of any conflict or inconsistency between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall govern and control.

2.       Grant of Option; Purchase Price. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants from the Plan to Director the right and option (the “Option”) to purchase all or any part of an aggregate of 40,000 shares of common stock, $0.0001 par value per share, of the Company (the “Shares”), at a purchase price per Share equal to USD $5.66, which price is intended to be at least 100% of the fair market value of the Company’s common stock on the grant date (determined in accordance with the Company’s procedures for calculating such fair market value). Each exercise of all or a portion of the Option shall be executed only upon Director’s completion of the Non-Qualified Stock Option Exercise Form attached hereto (the “Exercise Form”) and full payment of the exercise price as identified on the Exercise Form.

3.       Exercise and Vesting of Option. The Option shall be exercisable only to the extent that all, or any portion thereof, has vested in Director. Except as provided in paragraph 4, the Option shall vest in Director and become exercisable as follows: TWENTY-FIVE PERCENT (25%) of the Shares shall vest on each annual anniversary of the Execution Date until all Shares have vested on the four-year anniversary of the Execution Date.

4.       Termination of Relationship with the Company. If Director shall cease to be a director of the Company (for any reason or no reason, and regardless of whether the termination is voluntary or involuntary on the part of Director) prior to complete vesting of the Option, then the unvested remainder of the Option shall terminate, and any rights thereunder (including, without limitation, unvested Shares) shall be forfeited by Director.

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5.       Term of Option. Except as otherwise provided in this Agreement, the Option shall be exercisable for ten years from the date of this Agreement; provided, however:

(a)                           If Director’s directorship is terminated by reason of death, the legal representative of Director’s estate shall have one year from the date of Director’s death, or, if earlier, upon the expiration date of the Option as set forth above, to exercise any part of the vested Option, after which time, any portion of the Option remaining unexercised shall terminate;

(b)                           If Director’s directorship is terminated by reason of Disability (as defined in the Plan), Director shall have one year from the date of termination, or, if earlier, upon the expiration date of the Option as set forth above, to exercise any part of the vested Option, after which time, any portion of the Option remaining unexercised shall terminate;

(c)                           Subject to Section 12.3 of the Plan, if Director is an employee of the Company and Director’s employment and directorship is terminated by Normal Retirement (as defined in the Plan), the Director shall have one year from the date of Director’s Normal Retirement, or, if earlier, upon the expiration date of the Option as set forth above, to exercise any part of the vested Option, after which time, any portion of the Option remaining unexercised shall terminate; and

(d)                          If Director’s directorship is terminated for any other reason, Director or his/her legal representative shall have 90 days from the date of such termination, or, if earlier, upon the expiration date of the Option as set forth above, to exercise any part of the vested Option, after which time, any portion of the Option remaining unexercised shall terminate;

6.       Rights of Option Holder. Director, as holder of the Option, shall not have any of the rights of a shareholder with respect to the Shares covered by the Option except to the extent that one or more certificates for such Shares shall be delivered to him or her upon the due exercise of all or any part of the Option (or, if applicable, Shares have been recorded as book entries in the corporate records of the Company). Nothing contained in this Agreement shall be deemed to grant Director any right to continue as an employee, consultant or director of the Company for any period of time or any right to continue his or her present or any other rate of compensation, nor shall this Agreement be construed as giving Director, Director’s beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

7.       Transferability. With respect to any unvested portion of the Option, Director shall not sell, transfer, pledge, hypothecate or otherwise encumber the Option, or any unvested Shares thereunder.

8.       Director Representations. Director hereby represents and warrants that Director has reviewed with his or her own tax advisors the federal, state, and local tax consequences of the transactions contemplated by this Agreement. Director is relying solely on such advisors and not on any statements or representation of the Company or any of its agents. Director understands that he or she will be solely responsible for any tax liability that may result to him or her as a result of the transactions contemplated by this Agreement. The Option, if exercised, will be exercised for investment and not with a view to the sale or distribution of the Shares to be received upon exercise thereof.

9.       Notices. All notices and other communications provided in this Agreement will be in writing and will be deemed to have been duly given when received by the party to whom it is directed at the addresses indicated on the signature page of this Agreement, or any other address that the recipient party provides to the other party in writing.

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10.       General.

(a)       The Option is granted pursuant to the Plan and is governed by the terms thereof. The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement.

(b)       This Agreement may be amended only by a written agreement executed by the Company and Director.

(c)       This Agreement and the Plan embody the entire agreement made between the parties hereto with respect to matters covered herein and shall not be modified except in accordance with paragraph 10(b) of this Agreement.

(d)       Nothing herein expressed or implied is intended or shall be construed as conferring upon or giving to any person, firm, or corporation other than the parties hereto, any rights or benefits under or by reason of this Agreement.

(e)       Each party hereto agrees to execute such further documents as may be necessary or desirable to effect the purposes of this Agreement.

(f)       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

(g)       This Agreement, in its interpretation and effect, shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Execution Date.

ADDRESS FOR NOTICE	PARTY

Director:

___________________________________
Name: ______________________________

Allied Esports Entertainment, Inc. Attn: Allison Hushek, General Counsel 17877 Von Karman Ave, Suite 300 Irvine, CA 92614	ALLIED ESPORTS ENTERTAINMENT, INC., a Delaware corporation By: Name: ______________________________ Title: _______________________________

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ALLIED ESPORTS ENTERTAINMENT, INC.
2019 EQUITY INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION EXERCISE FORM

(To be signed only upon exercise of stock option)

Pursuant to that certain Non-Qualified Stock Option Agreement dated as of September 20, 2019 (the “Option Agreement”), the undersigned is the holder of an option (the “Option”) to purchase 40,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), of Allied Esports Entertainment, Inc., a Delaware corporation (the “Company”), at a purchase price of $5.66 per share. In accordance with the terms of the Option Agreement, the undersigned hereby irrevocably elects to exercise the Option with respect to _________________ shares of Common Stock and to purchase such shares from the Company, and herewith makes payment of $_______________ therefor:

☐	by cash, uncertified or certified check or bank draft;

☐	by delivery of shares of Common Stock (if permitted by the Committee or Board) or

☐	by instructing the Company to withhold from the shares issuable upon exercise of the Option shares of Common Stock in payment of $___________ of the exercise price (and/or any related withholding tax obligations, if permissible under applicable law).

☐	by combination of the above

The undersigned requests that the certificate(s) for such shares be issued in the name of ____________________________, and be delivered to _________________________________, whose address is set forth below the signature of the undersigned.

Dated:

(Signature)

(Address)

(Social Security or other Tax ID No.)

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